                                                                      Exhibit 24

                                POWER OF ATTORNEY

     I, Lawrence A. Bossidy, Chairman and Chief Executive Officer and a director of AlliedSignal Inc., a Delaware corporation (the "Company"), hereby appoint Peter M. Kreindler, Richard F. Wallman, Robert F. Friel and Nancy A. Garvey, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as an officer or director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company on Form S-3 or other appropriate form for the registration of:

          (i) debt securities of the Company (which may be convertible into or exchangeable for or accompanied by warrants to purchase debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates or another person or entity, provided the number of shares of the Company's Common Stock into or for which such debt securities may be converted or exchanged or which may be issued upon exercise of such warrants shall not exceed 66,800,000, as adjusted for stock splits and dividends) with aggregate proceeds not to exceed $600 million (or the equivalent thereof in any foreign currency), any accompanying warrants and any guarantees by the Company of such debt securities of its subsidiaries, joint ventures or affiliates;

          (ii) preferred stock of the Company (which may be convertible into or redeemable or exchangeable for Common Stock or other securities or property of the Company) with proceeds not to exceed $600 million;

          (iii) debt securities, Common Stock or preferred stock of the Company or warrants to purchase such securities to be issued in exchange for debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates with an aggregate principal amount, liquidation preference or value not to exceed $600 million;

          (iv) any securities into or for which any of the securities specified in clauses (i), (ii) or (iii) are convertible or exchangeable or which may be issued upon exercise thereof; and

          (v) shares of Common Stock of the Company sold or otherwise disposed of to carry out transactions (a) which have been specifically authorized by the Board of Directors, and any warrants to purchase such shares, or (b) not requiring specific authorization by the Board of Directors (not to exceed in any one transaction the lesser of (1) two percent of the Common Stock of the Company issued and outstanding at the end of the preceding fiscal year, as adjusted for stock splits and stock dividends, or (2) shares having a market value of $200,000,000), and any warrants to purchase such shares, granting to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

     I hereby revoke any or all prior appointments of attorneys-in-fact to the extent that they confer authority to sign the above-described documents.

                                                       /s/ Lawrence A. Bossidy
                                                         Lawrence A. Bossidy

Dated:  January 16, 1998

                                POWER OF ATTORNEY

     I, Hans W. Becherer, a director of AlliedSignal Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, Robert F. Friel and Nancy A. Garvey, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company on Form S-3 or other appropriate form for the registration of:

          (i) debt securities of the Company (which may be convertible into or exchangeable for or accompanied by warrants to purchase debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates or another person or entity, provided the number of shares of the Company's Common Stock into or for which such debt securities may be converted or exchanged or which may be issued upon exercise of such warrants shall not exceed 66,800,000, as adjusted for stock splits and dividends) with aggregate proceeds not to exceed $600 million (or the equivalent thereof in any foreign currency), any accompanying warrants and any guarantees by the Company of such debt securities of its subsidiaries, joint ventures or affiliates;

          (ii) preferred stock of the Company (which may be convertible into or redeemable or exchangeable for Common Stock or other securities or property of the Company) with proceeds not to exceed $600 million;

          (iii) debt securities, Common Stock or preferred stock of the Company or warrants to purchase such securities to be issued in exchange for debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates with an aggregate principal amount, liquidation preference or value not to exceed $600 million;

          (iv) any securities into or for which any of the securities specified in clauses (i), (ii) or (iii) are convertible or exchangeable or which may be issued upon exercise thereof; and

          (v) shares of Common Stock of the Company sold or otherwise disposed of to carry out transactions (a) which have been specifically authorized by the Board of Directors, and any warrants to purchase such shares, or (b) not requiring specific authorization by the Board of Directors (not to exceed in any one transaction the lesser of (1) two percent of the Common Stock of the Company issued and outstanding at the end of the preceding fiscal year, as adjusted for stock splits and stock dividends, or (2) shares having a market value of $200,000,000), and any warrants to purchase such shares, granting to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

     I hereby revoke any or all prior appointments of attorneys-in-fact to the extent that they confer authority to sign the above-described documents.

                                                         /s/ Hans W. Becherer
                                                           Hans W. Becherer

Dated:  January 16, 1998

                                POWER OF ATTORNEY

     I, Daniel P. Burnham, a director of AlliedSignal Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, Robert F. Friel and Nancy A. Garvey, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company on Form S-3 or other appropriate form for the registration of:

          (i) debt securities of the Company (which may be convertible into or exchangeable for or accompanied by warrants to purchase debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates or another person or entity, provided the number of shares of the Company's Common Stock into or for which such debt securities may be converted or exchanged or which may be issued upon exercise of such warrants shall not exceed 66,800,000, as adjusted for stock splits and dividends) with aggregate proceeds not to exceed $600 million (or the equivalent thereof in any foreign currency), any accompanying warrants and any guarantees by the Company of such debt securities of its subsidiaries, joint ventures or affiliates;

          (ii) preferred stock of the Company (which may be convertible into or redeemable or exchangeable for Common Stock or other securities or property of the Company) with proceeds not to exceed $600 million;

          (iii) debt securities, Common Stock or preferred stock of the Company or warrants to purchase such securities to be issued in exchange for debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates with an aggregate principal amount, liquidation preference or value not to exceed $600 million;

          (iv) any securities into or for which any of the securities specified in clauses (i), (ii) or (iii) are convertible or exchangeable or which may be issued upon exercise thereof; and

          (v) shares of Common Stock of the Company sold or otherwise disposed of to carry out transactions (a) which have been specifically authorized by the Board of Directors, and any warrants to purchase such shares, or (b) not requiring specific authorization by the Board of Directors (not to exceed in any one transaction the lesser of (1) two percent of the Common Stock of the Company issued and outstanding at the end of the preceding fiscal year, as adjusted for stock splits and stock dividends, or (2) shares having a market value of $200,000,000), and any warrants to purchase such shares, granting to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

     I hereby revoke any or all prior appointments of attorneys-in-fact to the extent that they confer authority to sign the above-described documents.

                                                         /s/ Daniel P. Burnham
                                                           Daniel P. Burnham

Dated:  January 16, 1998

                                POWER OF ATTORNEY

     I, Ann M. Fudge, a director of AlliedSignal Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard
F. Wallman, Robert F. Friel and Nancy A. Garvey, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company on Form S-3 or other appropriate form for the registration of:

          (i) debt securities of the Company (which may be convertible into or exchangeable for or accompanied by warrants to purchase debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates or another person or entity, provided the number of shares of the Company's Common Stock into or for which such debt securities may be converted or exchanged or which may be issued upon exercise of such warrants shall not exceed 66,800,000, as adjusted for stock splits and dividends) with aggregate proceeds not to exceed $600 million (or the equivalent thereof in any foreign currency), any accompanying warrants and any guarantees by the Company of such debt securities of its subsidiaries, joint ventures or affiliates;

          (ii) preferred stock of the Company (which may be convertible into or redeemable or exchangeable for Common Stock or other securities or property of the Company) with proceeds not to exceed $600 million;

          (iii) debt securities, Common Stock or preferred stock of the Company or warrants to purchase such securities to be issued in exchange for debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates with an aggregate principal amount, liquidation preference or value not to exceed $600 million;

          (iv) any securities into or for which any of the securities specified in clauses (i), (ii) or (iii) are convertible or exchangeable or which may be issued upon exercise thereof; and

          (v) shares of Common Stock of the Company sold or otherwise disposed of to carry out transactions (a) which have been specifically authorized by the Board of Directors, and any warrants to purchase such shares, or (b) not requiring specific authorization by the Board of Directors (not to exceed in any one transaction the lesser of (1) two percent of the Common Stock of the Company issued and outstanding at the end of the preceding fiscal year, as adjusted for stock splits and stock dividends, or (2) shares having a market value of $200,000,000), and any warrants to purchase such shares, granting to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

     I hereby revoke any or all prior appointments of attorneys-in-fact to the extent that they confer authority to sign the above-described documents.

                                                           /s/ Ann M. Fudge
                                                             Ann M. Fudge

Dated:  January 16, 1998

                                POWER OF ATTORNEY

     I, Paul X. Kelley, a director of AlliedSignal Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard
F. Wallman, Robert F. Friel and Nancy A. Garvey, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company on Form S-3 or other appropriate form for the registration of:

          (i) debt securities of the Company (which may be convertible into or exchangeable for or accompanied by warrants to purchase debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates or another person or entity, provided the number of shares of the Company's Common Stock into or for which such debt securities may be converted or exchanged or which may be issued upon exercise of such warrants shall not exceed 66,800,000, as adjusted for stock splits and dividends) with aggregate proceeds not to exceed $600 million (or the equivalent thereof in any foreign currency), any accompanying warrants and any guarantees by the Company of such debt securities of its subsidiaries, joint ventures or affiliates;

          (ii) preferred stock of the Company (which may be convertible into or redeemable or exchangeable for Common Stock or other securities or property of the Company) with proceeds not to exceed $600 million;

          (iii) debt securities, Common Stock or preferred stock of the Company or warrants to purchase such securities to be issued in exchange for debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates with an aggregate principal amount, liquidation preference or value not to exceed $600 million;

          (iv) any securities into or for which any of the securities specified in clauses (i), (ii) or (iii) are convertible or exchangeable or which may be issued upon exercise thereof; and

          (v) shares of Common Stock of the Company sold or otherwise disposed of to carry out transactions (a) which have been specifically authorized by the Board of Directors, and any warrants to purchase such shares, or (b) not requiring specific authorization by the Board of Directors (not to exceed in any one transaction the lesser of (1) two percent of the Common Stock of the Company issued and outstanding at the end of the preceding fiscal year, as adjusted for stock splits and stock dividends, or (2) shares having a market value of $200,000,000), and any warrants to purchase such shares, granting to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

     I hereby revoke any or all prior appointments of attorneys-in-fact to the extent that they confer authority to sign the above-described documents.

                                                          /s/ Paul X. Kelley
                                                            Paul X. Kelley

Dated:  January 16, 1998

                                POWER OF ATTORNEY

     I, Robert P. Luciano, a director of AlliedSignal Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, Robert F. Friel and Nancy A. Garvey, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company on Form S-3 or other appropriate form for the registration of:

          (i) debt securities of the Company (which may be convertible into or exchangeable for or accompanied by warrants to purchase debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates or another person or entity, provided the number of shares of the Company's Common Stock into or for which such debt securities may be converted or exchanged or which may be issued upon exercise of such warrants shall not exceed 66,800,000, as adjusted for stock splits and dividends) with aggregate proceeds not to exceed $600 million (or the equivalent thereof in any foreign currency), any accompanying warrants and any guarantees by the Company of such debt securities of its subsidiaries, joint ventures or affiliates;

          (ii) preferred stock of the Company (which may be convertible into or redeemable or exchangeable for Common Stock or other securities or property of the Company) with proceeds not to exceed $600 million;

          (iii) debt securities, Common Stock or preferred stock of the Company or warrants to purchase such securities to be issued in exchange for debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates with an aggregate principal amount, liquidation preference or value not to exceed $600 million;

          (iv) any securities into or for which any of the securities specified in clauses (i), (ii) or (iii) are convertible or exchangeable or which may be issued upon exercise thereof; and

          (v) shares of Common Stock of the Company sold or otherwise disposed of to carry out transactions (a) which have been specifically authorized by the Board of Directors, and any warrants to purchase such shares, or (b) not requiring specific authorization by the Board of Directors (not to exceed in any one transaction the lesser of (1) two percent of the Common Stock of the Company issued and outstanding at the end of the preceding fiscal year, as adjusted for stock splits and stock dividends, or (2) shares having a market value of $200,000,000), and any warrants to purchase such shares, granting to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

     I hereby revoke any or all prior appointments of attorneys-in-fact to the extent that they confer authority to sign the above-described documents.

                                                         /s/ Robert P. Luciano
                                                           Robert P. Luciano

Dated:  January 16, 1998

                                POWER OF ATTORNEY

     I, Robert B. Palmer, a director of AlliedSignal Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, Robert F. Friel and Nancy A. Garvey, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company on Form S-3 or other appropriate form for the registration of:

          (i) debt securities of the Company (which may be convertible into or exchangeable for or accompanied by warrants to purchase debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates or another person or entity, provided the number of shares of the Company's Common Stock into or for which such debt securities may be converted or exchanged or which may be issued upon exercise of such warrants shall not exceed 66,800,000, as adjusted for stock splits and dividends) with aggregate proceeds not to exceed $600 million (or the equivalent thereof in any foreign currency), any accompanying warrants and any guarantees by the Company of such debt securities of its subsidiaries, joint ventures or affiliates;

          (ii) preferred stock of the Company (which may be convertible into or redeemable or exchangeable for Common Stock or other securities or property of the Company) with proceeds not to exceed $600 million;

          (iii) debt securities, Common Stock or preferred stock of the Company or warrants to purchase such securities to be issued in exchange for debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates with an aggregate principal amount, liquidation preference or value not to exceed $600 million;

          (iv) any securities into or for which any of the securities specified in clauses (i), (ii) or (iii) are convertible or exchangeable or which may be issued upon exercise thereof; and

          (v) shares of Common Stock of the Company sold or otherwise disposed of to carry out transactions (a) which have been specifically authorized by the Board of Directors, and any warrants to purchase such shares, or (b) not requiring specific authorization by the Board of Directors (not to exceed in any one transaction the lesser of (1) two percent of the Common Stock of the Company issued and outstanding at the end of the preceding fiscal year, as adjusted for stock splits and stock dividends, or (2) shares having a market value of $200,000,000), and any warrants to purchase such shares, granting to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

     I hereby revoke any or all prior appointments of attorneys-in-fact to the extent that they confer authority to sign the above-described documents.

                                                         /s/ Robert B. Palmer
                                                           Robert B. Palmer

Dated:  January 16, 1998

                                POWER OF ATTORNEY

     I, Russell E. Palmer, a director of AlliedSignal Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, Robert F. Friel and Nancy A. Garvey, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company on Form S-3 or other appropriate form for the registration of:

          (i) debt securities of the Company (which may be convertible into or exchangeable for or accompanied by warrants to purchase debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates or another person or entity, provided the number of shares of the Company's Common Stock into or for which such debt securities may be converted or exchanged or which may be issued upon exercise of such warrants shall not exceed 66,800,000, as adjusted for stock splits and dividends) with aggregate proceeds not to exceed $600 million (or the equivalent thereof in any foreign currency), any accompanying warrants and any guarantees by the Company of such debt securities of its subsidiaries, joint ventures or affiliates;

          (ii) preferred stock of the Company (which may be convertible into or redeemable or exchangeable for Common Stock or other securities or property of the Company) with proceeds not to exceed $600 million;

          (iii) debt securities, Common Stock or preferred stock of the Company or warrants to purchase such securities to be issued in exchange for debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates with an aggregate principal amount, liquidation preference or value not to exceed $600 million;

          (iv) any securities into or for which any of the securities specified in clauses (i), (ii) or (iii) are convertible or exchangeable or which may be issued upon exercise thereof; and

          (v) shares of Common Stock of the Company sold or otherwise disposed of to carry out transactions (a) which have been specifically authorized by the Board of Directors, and any warrants to purchase such shares, or (b) not requiring specific authorization by the Board of Directors (not to exceed in any one transaction the lesser of (1) two percent of the Common Stock of the Company issued and outstanding at the end of the preceding fiscal year, as adjusted for stock splits and stock dividends, or (2) shares having a market value of $200,000,000), and any warrants to purchase such shares, granting to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

     I hereby revoke any or all prior appointments of attorneys-in-fact to the extent that they confer authority to sign the above-described documents.

                                                         /s/ Russell E. Palmer
                                                           Russell E. Palmer

Dated:  January 16, 1998

                                POWER OF ATTORNEY

     I, Frederic M. Poses, a director of AlliedSignal Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, Robert F. Friel and Nancy A. Garvey, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company on Form S-3 or other appropriate form for the registration of:

          (i) debt securities of the Company (which may be convertible into or exchangeable for or accompanied by warrants to purchase debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates or another person or entity, provided the number of shares of the Company's Common Stock into or for which such debt securities may be converted or exchanged or which may be issued upon exercise of such warrants shall not exceed 66,800,000, as adjusted for stock splits and dividends) with aggregate proceeds not to exceed $600 million (or the equivalent thereof in any foreign currency), any accompanying warrants and any guarantees by the Company of such debt securities of its subsidiaries, joint ventures or affiliates;

          (ii) preferred stock of the Company (which may be convertible into or redeemable or exchangeable for Common Stock or other securities or property of the Company) with proceeds not to exceed $600 million;

          (iii) debt securities, Common Stock or preferred stock of the Company or warrants to purchase such securities to be issued in exchange for debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates with an aggregate principal amount, liquidation preference or value not to exceed $600 million;

          (iv) any securities into or for which any of the securities specified in clauses (i), (ii) or (iii) are convertible or exchangeable or which may be issued upon exercise thereof; and

          (v) shares of Common Stock of the Company sold or otherwise disposed of to carry out transactions (a) which have been specifically authorized by the Board of Directors, and any warrants to purchase such shares, or (b) not requiring specific authorization by the Board of Directors (not to exceed in any one transaction the lesser of (1) two percent of the Common Stock of the Company issued and outstanding at the end of the preceding fiscal year, as adjusted for stock splits and stock dividends, or (2) shares having a market value of $200,000,000), and any warrants to purchase such shares, granting to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

     I hereby revoke any or all prior appointments of attorneys-in-fact to the extent that they confer authority to sign the above-described documents.

                                                         /s/ Frederic M. Poses
                                                           Frederic M. Poses

Dated:  January 16, 1998

                                POWER OF ATTORNEY

     I, Ivan G. Seidenberg, a director of AlliedSignal Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, Robert F. Friel and Nancy A. Garvey, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company on Form S-3 or other appropriate form for the registration of:

          (i) debt securities of the Company (which may be convertible into or exchangeable for or accompanied by warrants to purchase debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates or another person or entity, provided the number of shares of the Company's Common Stock into or for which such debt securities may be converted or exchanged or which may be issued upon exercise of such warrants shall not exceed 66,800,000, as adjusted for stock splits and dividends) with aggregate proceeds not to exceed $600 million (or the equivalent thereof in any foreign currency), any accompanying warrants and any guarantees by the Company of such debt securities of its subsidiaries, joint ventures or affiliates;

          (ii) preferred stock of the Company (which may be convertible into or redeemable or exchangeable for Common Stock or other securities or property of the Company) with proceeds not to exceed $600 million;

          (iii) debt securities, Common Stock or preferred stock of the Company or warrants to purchase such securities to be issued in exchange for debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates with an aggregate principal amount, liquidation preference or value not to exceed $600 million;

          (iv) any securities into or for which any of the securities specified in clauses (i), (ii) or (iii) are convertible or exchangeable or which may be issued upon exercise thereof; and

          (v) shares of Common Stock of the Company sold or otherwise disposed of to carry out transactions (a) which have been specifically authorized by the Board of Directors, and any warrants to purchase such shares, or (b) not requiring specific authorization by the Board of Directors (not to exceed in any one transaction the lesser of (1) two percent of the Common Stock of the Company issued and outstanding at the end of the preceding fiscal year, as adjusted for stock splits and stock dividends, or (2) shares having a market value of $200,000,000), and any warrants to purchase such shares, granting to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

     I hereby revoke any or all prior appointments of attorneys-in-fact to the extent that they confer authority to sign the above-described documents.

                                                        /s/ Ivan G. Seidenberg
                                                          Ivan G. Seidenberg

Dated:  January 16, 1998

                                POWER OF ATTORNEY

     I, Andrew C. Sigler, a director of AlliedSignal Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, Robert F. Friel and Nancy A. Garvey, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company on Form S-3 or other appropriate form for the registration of:

          (i) debt securities of the Company (which may be convertible into or exchangeable for or accompanied by warrants to purchase debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates or another person or entity, provided the number of shares of the Company's Common Stock into or for which such debt securities may be converted or exchanged or which may be issued upon exercise of such warrants shall not exceed 66,800,000, as adjusted for stock splits and dividends) with aggregate proceeds not to exceed $600 million (or the equivalent thereof in any foreign currency), any accompanying warrants and any guarantees by the Company of such debt securities of its subsidiaries, joint ventures or affiliates;

          (ii) preferred stock of the Company (which may be convertible into or redeemable or exchangeable for Common Stock or other securities or property of the Company) with proceeds not to exceed $600 million;

          (iii) debt securities, Common Stock or preferred stock of the Company or warrants to purchase such securities to be issued in exchange for debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates with an aggregate principal amount, liquidation preference or value not to exceed $600 million;

          (iv) any securities into or for which any of the securities specified in clauses (i), (ii) or (iii) are convertible or exchangeable or which may be issued upon exercise thereof; and

          (v) shares of Common Stock of the Company sold or otherwise disposed of to carry out transactions (a) which have been specifically authorized by the Board of Directors, and any warrants to purchase such shares, or (b) not requiring specific authorization by the Board of Directors (not to exceed in any one transaction the lesser of (1) two percent of the Common Stock of the Company issued and outstanding at the end of the preceding fiscal year, as adjusted for stock splits and stock dividends, or (2) shares having a market value of $200,000,000), and any warrants to purchase such shares, granting to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

     I hereby revoke any or all prior appointments of attorneys-in-fact to the extent that they confer authority to sign the above-described documents.

                                                         /s/ Andrew C. Sigler
                                                           Andrew C. Sigler

Dated:  January 16, 1998

                                POWER OF ATTORNEY

     I, John R. Stafford, a director of AlliedSignal Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, Robert f. Friel and Nancy A. Garvey, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company on Form S-3 or other appropriate form for the registration of:

          (i) debt securities of the Company (which may be convertible into or exchangeable for or accompanied by warrants to purchase debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates or another person or entity, provided the number of shares of the Company's Common Stock into or for which such debt securities may be converted or exchanged or which may be issued upon exercise of such warrants shall not exceed 66,800,000, as adjusted for stock splits and dividends) with aggregate proceeds not to exceed $600 million (or the equivalent thereof in any foreign currency), any accompanying warrants and any guarantees by the Company of such debt securities of its subsidiaries, joint ventures or affiliates;

          (ii) preferred stock of the Company (which may be convertible into or redeemable or exchangeable for Common Stock or other securities or property of the Company) with proceeds not to exceed $600 million;

          (iii) debt securities, Common Stock or preferred stock of the Company or warrants to purchase such securities to be issued in exchange for debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates with an aggregate principal amount, liquidation preference or value not to exceed $600 million;

          (iv) any securities into or for which any of the securities specified in clauses (i), (ii) or (iii) are convertible or exchangeable or which may be issued upon exercise thereof; and

          (v) shares of Common Stock of the Company sold or otherwise disposed of to carry out transactions (a) which have been specifically authorized by the Board of Directors, and any warrants to purchase such shares, or (b) not requiring specific authorization by the Board of Directors (not to exceed in any one transaction the lesser of (1) two percent of the Common Stock of the Company issued and outstanding at the end of the preceding fiscal year, as adjusted for stock splits and stock dividends, or (2) shares having a market value of $200,000,000), and any warrants to purchase such shares, granting to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

     I hereby revoke any or all prior appointments of attorneys-in-fact to the extent that they confer authority to sign the above-described documents.

                                                         /s/ John R. Stafford
                                                           John R. Stafford

Dated:  January 16, 1998

                                POWER OF ATTORNEY

     I, Thomas P. Stafford, a director of AlliedSignal Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, Robert F. Friel and Nancy A. Garvey, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company on Form S-3 or other appropriate form for the registration of:

          (i) debt securities of the Company (which may be convertible into or exchangeable for or accompanied by warrants to purchase debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates or another person or entity, provided the number of shares of the Company's Common Stock into or for which such debt securities may be converted or exchanged or which may be issued upon exercise of such warrants shall not exceed 66,800,000, as adjusted for stock splits and dividends) with aggregate proceeds not to exceed $600 million (or the equivalent thereof in any foreign currency), any accompanying warrants and any guarantees by the Company of such debt securities of its subsidiaries, joint ventures or affiliates;

          (ii) preferred stock of the Company (which may be convertible into or redeemable or exchangeable for Common Stock or other securities or property of the Company) with proceeds not to exceed $600 million;

          (iii) debt securities, Common Stock or preferred stock of the Company or warrants to purchase such securities to be issued in exchange for debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates with an aggregate principal amount, liquidation preference or value not to exceed $600 million;

          (iv) any securities into or for which any of the securities specified in clauses (i), (ii) or (iii) are convertible or exchangeable or which may be issued upon exercise thereof; and

          (v) shares of Common Stock of the Company sold or otherwise disposed of to carry out transactions (a) which have been specifically authorized by the Board of Directors, and any warrants to purchase such shares, or (b) not requiring specific authorization by the Board of Directors (not to exceed in any one transaction the lesser of (1) two percent of the Common Stock of the Company issued and outstanding at the end of the preceding fiscal year, as adjusted for stock splits and stock dividends, or (2) shares having a market value of $200,000,000), and any warrants to purchase such shares, granting to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

     I hereby revoke any or all prior appointments of attorneys-in-fact to the extent that they confer authority to sign the above-described documents.

                                                        /s/ Thomas P. Stafford
                                                          Thomas P. Stafford

Dated:  January 16, 1998

                                POWER OF ATTORNEY

     I, Robert C. Winters, a director of AlliedSignal Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard F. Wallman, Robert f. Friel and Nancy A. Garvey, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company on Form S-3 or other appropriate form for the registration of:

          (i) debt securities of the Company (which may be convertible into or exchangeable for or accompanied by warrants to purchase debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates or another person or entity, provided the number of shares of the Company's Common Stock into or for which such debt securities may be converted or exchanged or which may be issued upon exercise of such warrants shall not exceed 66,800,000, as adjusted for stock splits and dividends) with aggregate proceeds not to exceed $600 million (or the equivalent thereof in any foreign currency), any accompanying warrants and any guarantees by the Company of such debt securities of its subsidiaries, joint ventures or affiliates;

          (ii) preferred stock of the Company (which may be convertible into or redeemable or exchangeable for Common Stock or other securities or property of the Company) with proceeds not to exceed $600 million;

          (iii) debt securities, Common Stock or preferred stock of the Company or warrants to purchase such securities to be issued in exchange for debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates with an aggregate principal amount, liquidation preference or value not to exceed $600 million;

          (iv) any securities into or for which any of the securities specified in clauses (i), (ii) or (iii) are convertible or exchangeable or which may be issued upon exercise thereof; and

          (v) shares of Common Stock of the Company sold or otherwise disposed of to carry out transactions (a) which have been specifically authorized by the Board of Directors, and any warrants to purchase such shares, or (b) not requiring specific authorization by the Board of Directors (not to exceed in any one transaction the lesser of (1) two percent of the Common Stock of the Company issued and outstanding at the end of the preceding fiscal year, as adjusted for stock splits and stock dividends, or (2) shares having a market value of $200,000,000), and any warrants to purchase such shares, granting to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

     I hereby revoke any or all prior appointments of attorneys-in-fact to the extent that they confer authority to sign the above-described documents.

                                                         /s/ Robert C. Winters
                                                           Robert C. Winters

Dated:  January 19, 1998

                                POWER OF ATTORNEY

     I, Henry T, Yang, a director of AlliedSignal Inc., a Delaware corporation (the "Company"), hereby appoint Lawrence A. Bossidy, Peter M. Kreindler, Richard
F. Wallman, Robert F. Friel and Nancy A. Garvey, each with power to act without the other and with power of substitution and resubstitution, as my attorney-in-fact to sign on my behalf in my capacity as a director of the Company one or more registration statements under the Securities Act of 1933, or any amendment or post-effective amendment to any registration statement heretofore or hereafter filed by the Company on Form S-3 or other appropriate form for the registration of:

          (i) debt securities of the Company (which may be convertible into or exchangeable for or accompanied by warrants to purchase debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates or another person or entity, provided the number of shares of the Company's Common Stock into or for which such debt securities may be converted or exchanged or which may be issued upon exercise of such warrants shall not exceed 66,800,000, as adjusted for stock splits and dividends) with aggregate proceeds not to exceed $600 million (or the equivalent thereof in any foreign currency), any accompanying warrants and any guarantees by the Company of such debt securities of its subsidiaries, joint ventures or affiliates;

          (ii) preferred stock of the Company (which may be convertible into or redeemable or exchangeable for Common Stock or other securities or property of the Company) with proceeds not to exceed $600 million;

          (iii) debt securities, Common Stock or preferred stock of the Company or warrants to purchase such securities to be issued in exchange for debt or equity securities of the Company, its subsidiaries, joint ventures or affiliates with an aggregate principal amount, liquidation preference or value not to exceed $600 million;

          (iv) any securities into or for which any of the securities specified in clauses (i), (ii) or (iii) are convertible or exchangeable or which may be issued upon exercise thereof; and

          (v) shares of Common Stock of the Company sold or otherwise disposed of to carry out transactions (a) which have been specifically authorized by the Board of Directors, and any warrants to purchase such shares, or (b) not requiring specific authorization by the Board of Directors (not to exceed in any one transaction the lesser of (1) two percent of the Common Stock of the Company issued and outstanding at the end of the preceding fiscal year, as adjusted for stock splits and stock dividends, or (2) shares having a market value of $200,000,000), and any warrants to purchase such shares, granting to each such attorney full power and authority to perform every act necessary to be done as fully as I might do in person.

     I hereby revoke any or all prior appointments of attorneys-in-fact to sign the above-described documents.

                                                           /s/ Henry T. Yang
                                                             Henry T. Yang

Dated:  January 16, 1998